REVENUE RECOGNITION	12 Months Ended
Dec. 31, 2016
Revenue Recognition [Abstract]
REVENUE RECOGNITION

NOTE 2—REVENUE RECOGNITION

Contract Types

We execute our contracts using a variety of pricing methods, including fixed-price, unit-basis, cost-plus, or some combination of those methods, with fixed-price being the most prevalent.  The percentage of our revenues by contract type for each of the years ended December 31 was as follows:

	2016	2015	2014
Fixed-price	92%	93%	87%
Unit-basis and other	8	7	13
	100%	100%	100%

Unapproved Change Orders

As of December 31, 2016, total unapproved change orders included in our estimates at completion aggregated approximately $119 million, of which approximately $15 million was included in backlog. As of December 31, 2015, total unapproved change orders included in our estimates at completion aggregated approximately $122 million, of which approximately $21 million was included in backlog.

Claims Revenue

The amount of revenues included in our estimates at completion (i.e., contract values) associated with such claims was $10 million as of December 31, 2016 and 2015, all in our Middle East segment. These amounts are determined based on various factors, including our analysis of the underlying contractual language and our experience in making and resolving claims. Our unconsolidated joint ventures did not include any material claims revenue in their 2016, 2015 and 2014 financial results.

None of the claims included in our estimates at completion at December 31, 2016 were the subject of any litigation proceedings. We continue to actively engage in negotiations with our customers on our outstanding claims. However, these claims may be resolved at amounts that differ from our current estimates, which could result in increases or decreases in future estimated contract profits or losses.

Loss Recognition

As of December 31, 2016, we have provided for our estimated costs to complete for all of our ongoing contracts. However, it is possible that current estimates could change due to unforeseen events, which could result in adjustments to overall contract costs. Variations from estimated contract performance could result in material adjustments to operating results for any fiscal quarter or year. For all contracts, if a current estimate of total contract cost indicates a loss, the projected loss is recognized in full immediately and reflected in cost of operations in the Consolidated Statements of Operations.

For loss projects, it is possible that our estimates of gross profit could increase or decrease based on changes in productivity, actual downtime and the resolution of change orders and claims with the customers. The provision for estimated losses on all active uncompleted projects is a component of "Advance billings on contracts" in our Consolidated Balance Sheets.

As of December 31, 2016, KJO Hout, an active EPCI project in our MEA segment, was in an $8 million loss position and is expected to be complete in the second quarter of 2017.

As of December 31, 2015, two significant active projects in our AEA segment were in loss positions. PB Litoral, an EPCI project, in Mexico, which was completed in the first quarter of 2016, and the five-year Agile vessel charter project in Brazil which was terminated in the second quarter of 2016.

The provision for estimated losses on all active uncompleted projects in our Consolidated Balance Sheets as of December 31, 2016 was not material and was $22 million as of December 31, 2015.